Joint Filer Information
`
Title of Security:          Common Stock and Warrants

Issuer & Ticker Symbol:     Triangle Petroleum Corporation (TPLM)

Designated Filer:           Luxor Capital Group, LP

Other Joint Filers:         Luxor Capital Partners, LP (the "Onshore Fund");
                            Luxor Spectrum, LLC (the "Spectrum Onshore Fund");
                            Luxor Capital Partners Offshore, Ltd.
                                (the "Offshore Fund");
                            Luxor Spectrum Offshore, Ltd. (the "Spectrum
                                Offshore Fund");
                            Luxor Management, LLC ("Luxor Management");
                            LCG Holdings, LLC ("LCG Holdings"); and
                            Christian Leone

Addresses:                  The address of each of the Onshore Fund, the
                            Spectrum Onshore Fund, Luxor Management, LCG
                            Holdings and Mr. Leone is 767 Fifth Avenue,
                            19th Floor, New York, New York 10153.

                            The address of each of the Offshore Fund and the Spectrum Offshore Fund is c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands.


Signatures:

Dated:  October 16, 2009

                             LUXOR CAPITAL PARTNERS, LP
                             By: LCG Holdings, LLC, as General Partner


                                      By: /s/Norris Nissim
                                          ----------------
                                          Norris Nissim,
                                          General Counsel


                             LUXOR CAPITAL PARTNERS OFFSHORE, LTD.
                             By: Luxor Capital Group, LP, as investment manager


                                      By: /s/Norris Nissim
                                          ----------------
                                          Norris Nissim,
                                          General Counsel


                             LUXOR SPECTRUM, LLC
                             By: LCG Holdings, LLC, as Managing Member


                                      By: /s/Norris Nissim
                                          ----------------
                                           Norris Nissim,
                                           General Counsel


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                             LUXOR SPECTRUM OFFSHORE, LTD.
                             By: Luxor Capital Group, LP, as investment manager



                                      By: /s/Norris Nissim
                                          ----------------
                                          Norris Nissim,
                                          General Counsel


                             LUXOR CAPITAL GROUP, LP
                             By: Luxor Management, LLC, as General Partner


                                      By: /s/Norris Nissim
                                          ----------------
                                          Norris Nissim,
                                          General Counsel


                             LCG HOLDINGS, LLC


                             By: /s/Norris Nissim
                                 ----------------
                                 Norris Nissim,
                                 General Counsel

                             LUXOR MANAGEMENT, LLC


                             By: /s/Norris Nissim
                                 ----------------
                                 Norris Nissim,
                                 General Counsel


                             /s/Adam Miller
                             --------------
                             Adam Miller, as Attorney-in-Fact
                             For Christian Leone